UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2022
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Lyell Immunopharma, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40502	83-1300510
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Haskins Way
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 650 695-0677
(Former Name or Former Address, if Changed Since Last Report)
Not Applicable
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LYEL	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

Update on GSK Collaboration
GlaxoSmithKline (“GSK”) informed Lyell Immunopharma, Inc. (“Lyell” or the “Company”) that, as part of a number of strategic actions it is taking, it is discontinuing its development of product candidates targeting NY-ESO-1, including the second‑generation product candidates incorporating Lyell’s genetic and epigenetic reprogramming technologies (LYL132 and LYL331), as well as other second-generation approaches GSK was exploring. On October 24, 2022, GSK provided notice of its decision to terminate the License and Collaboration Agreement between the Company and GlaxoSmithKline Intellectual Property (No. 5) Limited and Glaxo Group Limited, dated as of May 23, 2019, as amended (the “GSK Agreement”). The termination is effective on December 24, 2022.
Lyell’s understanding is that the discontinuation of these programs is based on a strategic review of GSK’s pipeline and follows Lyell’s update in August 2022 that GSK had received data from the study of its first-generation lete-cel product candidate in non-small cell lung cancer (“NSCLC”), which does not incorporate any of Lyell’s reprogramming technologies.
The Investigational New Drug (“IND”) application for LYL132 was cleared in January 2022 and the IND for LYL331 has not yet been submitted to the U.S. Food and Drug Administration. Given the early stage of these second-generation programs, the termination is not based on any clinical efficacy or safety data from these programs.
This termination of the GSK Agreement has minimal impact to Lyell operations as, with the exception of the manufacturing of LYL132, which incorporated Lyell’s proprietary Epi-R™ manufacturing protocol, the programs were being run by GSK. Due to the previously announced stop in enrollment, no patients have been treated with LYL132 and Lyell is discontinuing any further work on these programs. Glaxo Group Limited remains a significant stockholder of the Company.
This does not change the Company’s guidance that cash, cash equivalents and marketable securities balances are expected to be sufficient to meet working capital and capital expenditure needs into 2025.

Background on GSK Agreement
In 2019 Lyell and GSK entered into the GSK Agreement to research and develop potential T-cell therapies that applied Lyell’s technologies and cell therapy innovations to CAR or TCR targets. Lyell received $250 million in the form of a combined upfront payment and equity investment and would have been eligible for technology validation, development and sales milestones as well as single digit royalties on potential future products.
As disclosed in our Quarterly Report on Form 10-Q filed in August 2022, uncertainty regarding the further development of product candidates under our collaboration with GSK resulted from preliminary clinical data GSK received from a study of its first-generation lete-cel product candidate in NSCLC, which does not incorporate any of our reprogramming technologies.
The foregoing description of the GSK Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of (i) the GSK Agreement, which was filed as Exhibit 10.15 to the Company’s Amendment No. 1 to the Registration Statement on Form S-1 on June 9, 2021, and (ii) the Second Amendment to the Collaboration and License Agreement between the Company and GSK, dated December 16, 2021, which was filed as Exhibit 10.16 to the Company’s Annual Report on Form 10-K on March 29, 2022, each of which is incorporated herein by reference.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements expressed or implied in this report include, but are not limited to, statements regarding: the potential impact of the termination of the GSK Agreement on Lyell’s operations, including manufacturing operations, and programs; Lyell's plans regarding any future work on the impacted programs; Lyell’s belief that its cash resources will be sufficient to meet working capital and capital expenditure needs into 2025; and other statements that are not historical fact. These statements are based on Lyell’s current plans, objectives, estimates, expectations and intentions, are not guarantees of future performance and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, but are not limited to, risks and uncertainties related to: the effects of the COVID-19 pandemic; geopolitical instability; Lyell’s ability to submit planned INDs or initiate and execute clinical trials on the anticipated timelines, if at all; Lyell’s ability to manufacture and supply its product candidates for its clinical trials; the preclinical profiles of Lyell’s product candidates not translating in clinical trials; the potential for results from clinical trials to differ from preclinical, early clinical, preliminary or expected results; significant adverse events, toxicities or other undesirable side effects associated with Lyell’s product candidates; the significant uncertainty associated with Lyell’s product candidates ever receiving any regulatory approvals; Lyell’s ability to obtain, maintain or protect intellectual property rights related to its product candidates; implementation of Lyell’s strategic plans for its business and product candidates; Lyell’s reliance on GSK to advance the development of its NY-ESO-1 programs; the sufficiency of Lyell’s capital resources and need for additional capital to achieve its goals; and other risks, including those described under the heading “Risk Factors” in Lyell’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, as filed with the SEC on August 4, 2022. Forward-looking statements contained in this report are made as of this date, and Lyell undertakes no duty to update such information except as required under applicable law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lyell Immunopharma, Inc.

Date:	October 24, 2022	By:	/s/ RAHSAAN THOMPSON
Rahsaan Thompson
Chief Legal Officer